UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2009

CHAPARRAL ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-134748	73-1590941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cedar Lake Boulevard Oklahoma City, OK	73114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 478-8770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

CHAPARRAL ENERGY, INC. (“CHAPARRAL”) AND UNITED REFINING ENERGY CORP. (“UNITED”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF CHAPARRAL AND UNITED REGARDING, AMONG OTHER THINGS, CHAPARRAL’S PROPOSED BUSINESS COMBINATION WITH UNITED DISCUSSED HEREIN AND THE BUSINESS OF CHAPARRAL, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: CHANGING INTERPRETATIONS OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; CHANGING LEGISLATION OR REGULATORY ENVIRONMENTS; REQUIREMENTS OR CHANGES AFFECTING THE BUSINESS IN WHICH CHAPARRAL IS, AND UNITED WILL BE, ENGAGED; MANAGEMENT OF GROWTH; INTENSITY OF COMPETITION; GENERAL ECONOMIC CONDITIONS; AS WELL AS OTHER RELEVANT RISKS DETAILED IN CHAPARRAL’S AND UNITED’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NEITHER CHAPARRAL NOR UNITED ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, UNITED INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SECURITYHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING UNITED’S SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION WITH CHAPARRAL, AS DESCRIBED IN THIS CURRENT REPORT. THIS CURRENT REPORT WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

CHAPARRAL AND UNITED AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF UNITED’S STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. CERTAIN INVESTMENT BANKERS MAY PROVIDE ASSISTANCE TO CHAPARRAL, UNITED AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, AND MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES. A SUBSTANTIAL PORTION OF THE UNDERWRITERS’ FEES RELATING TO UNITED’S INITIAL PUBLIC OFFERING WERE DEFERRED PENDING STOCKHOLDER APPROVAL OF UNITED’S INITIAL BUSINESS COMBINATION, AND STOCKHOLDERS ARE ADVISED THAT THE UNDERWRITERS HAVE A FINANCIAL INTEREST IN THE SUCCESSFUL OUTCOME OF THE PROXY SOLICITATION. INFORMATION ABOUT CHAPARRAL AND UNITED’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN THE PROXY STATEMENT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS ALSO INCLUDED IN THE PROXY STATEMENT FILED BY UNITED WITH THE SEC.

THE INFORMATION ON CHAPARRAL’S AND UNITED’S WEBSITES IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS CHAPARRAL MAKES WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 1.01.	Entry Into a Material Definitive Agreement.

On November 23, 2009, Chaparral Energy, Inc., a privately owned Delaware corporation (“Chaparral), United Refining Energy Corp., a Delaware corporation (“United”) and Chaparral Subsidiary, Inc., a newly formed Delaware corporation and wholly-owned subsidiary of United (“Merger Sub”), entered into Amendment No. 1 to the Agreement and Plan of Reorganization (the “Amendment”) dated October 9, 2009 by and among Chaparral, United and Merger Sub (the “Merger Agreement”).

The Amendment to the Merger Agreement, among other things, makes the following amendments to the Merger Agreement:

1. The Amendment reduces the number of shares of United common stock (the “Common Stock”) that the Chaparral stockholders are receiving at closing from 58,000,000 to 51,500,000.

2. The Amendment reduces the amount of contingent shares of Common Stock the Chaparral Stockholders are entitled to receive from 20,000,000 to 10,000,000 (the “Contingent Stock Consideration”). All 10,000,000 shares of Contingent Stock Consideration will be issued at closing and held in escrow, subject to forfeiture. 5,000,0000 shares of the Contingent Stock Consideration may be used to satisfy any indemnification obligations of Chaparral pursuant to the Merger Agreement (as amended by the Amendment).

3. The Amendment changes the terms upon which the Contingent Stock Consideration will be released. Pursuant to the Amendment, the full amount of the Contingent Stock Consideration will be released from escrow at such time as (i) Chaparral maintains uninterrupted compliance with the covenants of its then-existing credit facility throughout the 12-month period up to and including stock price measurement period, and (ii) the daily average of open, high, low and closing price of the Common Stock exceeds $15.00 per share for 30 trading days within any 60 consecutive trading days at any time during the period from the Closing Date through the sixth anniversary of the Closing Date.

4. United Refining, Inc. (the “Sponsor”) agreed to cancel 4,167,500 shares of Common Stock owned by Sponsor at the closing of the transaction.

5. The amount of shares owned by the Sponsor that will remain in escrow and be subject to the same share conditions as the Contingent Stock Consideration was decreased from 5,625,000 to 2,812,500.

6. The number of shares of Common Stock reserved for issuance under the Company’s 2009 Long-Term Incentive Plan was increased from 7,500,000 to 8,900,000.

A copy of the press release announcing the Amendment to the Merger Agreement is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

2.1.1	Amendment No. 1, dated November 23, 2009, to Agreement and Plan of Reorganization, dated October 9, 2009, by and among United Refining Energy Corp., Chaparral Energy, Inc. and Chaparral Subsidiary, Inc.

99.1	Press release dated November 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 24, 2009	CHAPARRAL ENERGY, INC.

	By:	/S/ JOSEPH O. EVANS
	Name:	Joseph O. Evans
	Title:	Chief Financial Officer and Executive Vice President

Exhibit Index

Exhibit Number	Description

2.1.1	Amendment No. 1, dated November 23, 2009, to Agreement and Plan of Reorganization, dated October 9, 2009, by and among United Refining Energy Corp., Chaparral Energy, Inc. and Chaparral Subsidiary, Inc.

99.1	Press release dated November 24, 2009